                                                                    EXHIBIT 4(c)


                          [FRONT OF STOCK CERTIFICATE]
COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

__________                           [LOGO]                            _________

                PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP

                                             See reverse for certain definitions

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

        THIS CERTIFIES THAT ___________________________________________________
IS THE OWNER OF
_________________________________________________________________________ FULLY
PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP (the "Corporation"), transferable only on the books of the Corporation by said holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the First Amended and Restated Articles of Incorporation, as amended or restated, and the Bylaws, as amended or restated, of the Corporation (copies of which are on file at the registered office of the Corporation and with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        The Corporation is authorized to issue shares of more than one class and the Corporation will furnish to a shareholder upon request and without charge (i) a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and (ii) with respect to any class of shares the Corporation is authorized to issue in series, a full statement of the designation, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the board of directors of the Corporation to designate and prescribe the relative rights, preferences and limitations of other series. Such request may be made to the Corporation or the Transfer Agent.

        This Certificate is continued on the reverse hereof and the additional provisions therein set forth shall for all purposes have the same effect as though set forth at this place.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                        COUNTERSIGNED AND REGISTERED:

                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                        TRANSFER AGENT AND REGISTRAR


                                        ________________________________________
Secretary     [SEAL]       Chairman     AUTHORIZED SIGNATURE
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                         [REVERSE OF STOCK CERTIFICATE]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -        as tenants in common
TEN ENT   -        as tenants by the entireties
JT TEN    -        as joint tenants with right of survivorship and not as
                   tenants in common
UNIF GIFT MIN ACT  -    _______________________ Custodian _____________________
                             (Cust)                            (Minor)
                        Under Uniform Gifts to Minors Act ______________ (State)

        Additional abbreviations may also be used though not in the above list.

        For value received _______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________



__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________


                                           X____________________________________


                                           X____________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed




By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.